UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:
December 3, 2004

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6470 Sycamore Court North, Maple Grove, Minnesota	55369

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.    Unregistered Sales of Equity Securities.

(a)    On December 3, 2004, the Company sold 2,490,000 shares of its Common Stock to a group of investors in a private placement at a price of $1.00 per share. Total commissions of $124,500 were payable to the Company’s placement agent.

The sale was exempt from registration under Rule 506 of Regulation D under the Securities Act of 1933 because all of the investors are accredited, they had access to current public information about the Company, the shares are subject to restrictions on transfer, and there was no general solicitation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.

(Registrant)

Date: December 7, 2004	By /s/ Scott F. Drill

Scott F. Drill, President and Chief Executive Officer